Exhibit 31.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Greens Worldwide Incorporation (the "Company") on Form 10-KSB for the calendar year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Thomas Kidd, President, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April , 2006
/s/ R. Thomas Kidd

By: R. Thomas Kidd
President, Chief Executive Officer, Chief Financial Officer and Director